EXHIBIT  23.1



                          CONSENT OF INDEPENDENT ACCOUNTANTS
                          ----------------------------------

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 5, 2001 relating to the consolidated financial statements of Peter Kiewit Sons', Inc., which appears in Peter Kiewit Sons', Inc.'s Annual Report on Form 10-K for the year ended December 30, 2000.



                                           /s/ PricewaterhouseCoopers LLP
                                           PRICEWATERHOUSECOOPERS LLP


Omaha, Nebraska
May 11, 2001